UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2021
 Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02              Results of Operations and Financial Condition.

On April 27, 2021, Hasbro, Inc. ("Hasbro" or "we") announced its financial results for the fiscal quarter ended March 28, 2021, and certain other financial information. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in Item 2.02, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 8.01    Other Events.

On April 25, 2021, Hasbro, Inc. (“Hasbro” or “we”) and Entertainment One Canada Ltd. (“EOCL”) entered into an Equity Purchase Agreement (the “Purchase Agreement”), among Hasbro, EOCL, certain entities controlled by The Blackstone Group Inc. and affiliates of SESAC, a leading music rights organization, for the sale (the “Transaction”) of Entertainment One Music for an aggregate purchase price of $385 million in cash, subject to customary purchase price adjustments. The consummation of the Transaction is subject to the satisfaction or waiver of certain customary conditions, including the receipt of certain regulatory approvals. Hasbro intends to use its net proceeds from the Transaction to accelerate deleveraging and other general corporate purposes.

On April 26, 2021, Hasbro issued a press release announcing, among other things, the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

99.1      Hasbro, Inc. Press Release, dated April 27, 2021.
99.2 Hasbro, Inc Press Release issued by Hasbro on April 26, 2021.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: April 27, 2021